Filed pursuant to Rule 497(a)
File No. 333-228334
Rule 482ad

PRIORITY INCOME FUND, INC.
LAUNCHES PREFERRED STOCK OFFERING

NEW YORK, New York - February 19, 2019 - Priority Income Fund, Inc. (the “Company”) today announced that it plans to offer shares of its Series C Term Preferred Stock due 2024 (the “Preferred Stock”) in an underwritten public offering. The terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. In addition, the Company plans to grant the underwriters a 30-day option to purchase additional shares of the Preferred Stock to cover overallotments, if any.

The Company has applied to list the Preferred Stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “PRIFC”. If the application is approved, trading on the NYSE in the Preferred Stock is expected to begin within 30 days following the issuance date of the Preferred Stock. The Series C Term Preferred Stock has been assigned a private rating of “AA” by Egan-Jones Ratings Co.

The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objectives and strategies and for general corporate purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc., is acting as lead book-running manager for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, B. Riley FBR, Inc. and Incapital LLC are acting as joint book-running managers and Maxim Group LLC is acting as a co-manager for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which contains this and other information about the Company, should be read carefully before investing. The information in the preliminary prospectus and in this press release is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) relating to the securities described herein is effective. This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

About Priority Income Fund
Priority Income Fund, Inc., is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations (“CLOs”). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. For more information, visit priority-incomefund.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Investor Relations Contact:
Rob Watson

For Priority Income Fund, Inc.
Rob.watson@destracapital.com
877.855.3434
NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE